                                                                    Exhibit 10.5



                                LEASE AGREEMENT

                                      for

                             10051 5TH STREET NORTH


                   BANKERS LIFE INSURANCE COMPANY (LANDLORD)

                                      AND

              INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. (TENANT)


                                October 15, 2001


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                             INDEX

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                                                                                                           Page No.

1.  DEFINITIONS................................................................................................1
2.  PREMISES...................................................................................................2
3.  TERM.......................................................................................................3
4.  RENT.......................................................................................................3
5.  TENANT'S SHARE OF OPERATING COSTS..........................................................................3
6.  SECURITY DEPOSIT...........................................................................................6
7.  ADDITIONS AND ALTERATIONS..................................................................................6
8.  PERMITTED USE..............................................................................................6
9.  UTILITIES..................................................................................................7
10. INDEMNIFICATION; INSURANCE.................................................................................8
11. ASSIGNMENT OR SUBLETTING..................................................................................10
12. SIGNS; ADVERTISING........................................................................................10
13. MAINTENANCE OF INTERIOR OF PREMISES.......................................................................11
14. DAMAGE OR DESTRUCTION.....................................................................................11
15. DEFAULTS..................................................................................................11
16. REMEDIES..................................................................................................12
17. LANDLORD'S RIGHT OF ENTRY.................................................................................14
18. NOTICES...................................................................................................14
19. TAXES ON TENANT'S PERSONAL PROPERTY
    AND TAXES ASSESSED ON RENTALS.............................................................................14
20. COSTS OF COLLECTION.......................................................................................14
21. PRIOR AGREEMENTS..........................................................................................15
22. FLOOR PLANS...............................................................................................15
23. NO AUTOMATIC RENEWAL......................................................................................15
24. BUILDING STANDARDS MANUAL.................................................................................15
25. TERMS AND HEADING.........................................................................................15
26. CONDEMNATION..............................................................................................16
27. SUBORDINATION TO MORTGAGES................................................................................16
28. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS............................................................16
29. QUIET ENJOYMENT...........................................................................................17
30. PARKING SPACES............................................................................................17
31. SUBSTITUTION OF PREMISES..................................................................................17
32. LANDLORD'S RIGHT TO ALTER COMMON AREAS....................................................................17
33. EXCULPATION...............................................................................................17
34. SUCCESSORS AND ASSIGNS....................................................................................18
35. SECURITY AGREEMENT........................................................................................18
36. ATTORNEY'S FEES...........................................................................................18
37. MECHANICS LIEN............................................................................................18
38. RECORDATION...............................................................................................18
39. RADON GAS.................................................................................................18
40. REAL ESTATE BROKER........................................................................................19
    EXHIBIT "A" ......................................................................................FLOOR PLAN
    EXHIBIT "B".....................................................................BUILDING RULES & REGULATIONS

                                LEASE AGREEMENT


         THIS LEASE, made as of the 15th day of October 2001, by and between BANKERS LIFE INSURANCE COMPANY, hereinafter called the "Landlord", and INSURANCE MANAGEMENT SOLUTIONS GROUP, INC., hereinafter referred to as the "Tenant";

                                  WITNESSETH:

         For and in consideration of the rents, covenants, agreements and conditions hereinafter reserved, made and entered into on the part of the Tenant to be paid, performed, and observed, it is hereby stipulated, covenanted and agreed by and between the Landlord and the Tenant as follows:

1.       DEFINITIONS

         As used in this Lease Agreement, the terms enumerated below as items
         1.1 to 1.18 inclusive shall have only the meaning set forth in this section unless the same shall be expressly modified, limited or expanded elsewhere in the Lease Agreement, in which event, such modification, limitation and/or expansion shall supersede the applicable terms set forth below:

         1.1      EXHIBITS:

                  The following Exhibits attached to this lease are incorporated herein and made a part hereof:

                           Exhibit A:        Floor Plan of Premises
                           Exhibit B:        Building Standards Manual

         1.2      BUILDING:

                           Bankers Life Insurance Building
                           10051 5th Street North
                           St. Petersburg, Florida 33703

                  Legal description:

                           Lot 1, Block 1, Bankers Whiteway Replat as recorded in Plat Book 107, page 72, of the Public Records of Pinellas County, Florida.

         1.3      PREMISES OR DEMISED PREMISES: As outlined on Exhibit A

         1.4      TERM: Six (6) months

         1.5 COMMENCEMENT DATE: The date Tenant or anyone claiming under or through Tenant first occupies the Premises for the conduct of business. "Occupancy", "occupy" or "occupies" as used in this Lease shall mean use of the Premises for any reason by Tenant or Tenant's agents, licensees, employees, directors, officers, partners, trustees, and invitees (collectively, "Tenant's Employee").

         1.6      TERMINATION DATE: Six (6) months after Commencement Date.

         1.7 BASE RENT: The Base Rent payment schedule shall be $30,806.28 for the term, payable $5,134.38 per month.

* Monthly payments shown above do not include applicable monthly Florida State Sales Tax, which tax Tenant shall pay to Landlord along with rent.

         1.8 PREPAID RENT: Simultaneously with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum of $5,493.79 representing prepayment of first month's Base Rent in the amount of $5,134.38, including applicable Florida State sales tax of $359.41.

         1.9 RENTABLE AREA OF DEMISED PREMISES ("NET RENTABLE AREA"): The term Net Rentable Area shall mean 4,650 rentable square feet which Landlord and Tenant have mutually agreed is the Net Rentable Area of the Premises. Tenant acknowledges that the Net Rentable Area of the Premises includes the usable area, without deduction for columns or projections, multiplied by a load or connection factor to reflect a share of certain areas which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the capital building.

         1.10     TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS
                  ("PROPORTIONATE SHARE"): N/A

         1.11     TENANT IMPROVEMENT ALLOWANCE: N/A

         1.12 NUMBER OF PARKING SPACES THAT TENANT SHALL RENT: Not applicable/ parking provided on site.

         1.13     SECURITY DEPOSIT: N/A

         1.14 PERMITTED USE: The Premises may be used for general office use.

         1.15     TENANT'S ADDRESS:          Insurance Management Solutions
                                                Group, Inc.
                                             360 Central Avenue, Suite 1600
                                             St. Petersburg, FL  33701

         1.16     LANDLORD'S ADDRESS:        Bankers Life Insurance Company
                                             10051 5th Street North
                                             St. Petersburg, FL  33703

         1.17     GUARANTORS: N/A

         1.18     BASE YEAR: 2001 as further defined below.

2.       PREMISES:

         2.1 The Landlord does hereby let, demise and lease the Premises to the Tenant, and the Tenant does hereby hire and take the Premises from the Landlord for the Term of this Lease.

         2.2 Tenant acknowledges that this Lease is made subject to all existing liens, encumbrances, deeds of trust, reservations, restrictions and other matters of record and to zoning, building and fire ordinances and all governmental statutes, rules and regulations relating to the use or occupancy of the Premises, as same may hereafter be amended from time to time.

3.       TERM

         3.1 The Term of this Lease shall commence on the Commencement Date and shall terminate on the Termination Date, unless terminated sooner in accordance with the terms of this Lease.

         3.2 If Landlord, through no fault of Tenant, cannot deliver possession of the Premises to Tenant on the Commencement Date, such delay shall not affect the validity of this Lease nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but there shall be a proportionate reduction of rent covering the period between the Commencement Date and the time when Landlord delivers possession of the Premises to Tenant. No such delay shall operate to extend the Term.

4.       RENT

         4.1 Tenant agrees to pay to Landlord each year during the Term the Annual Rent for the Premises. The Annual Rent shall be paid in monthly installments equal to the Monthly Rent. The Monthly Rent shall be due and payable in advance, on or before the first day of each calendar month during the entire Term, commencing with the first full calendar month of the Term; provided that Tenant shall pay to the Landlord on the Commencement Date the prorated Monthly Rent attributable to the month in which the Commencement Date occurs if the Commencement Date is other than the first day of a month. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent plus Florida State Sales Tax thereon and any other tax applicable to the Rent.

         4.2 Tenant agrees to pay to Landlord as additional rent upon demand (but not more frequently than monthly) all charges for any services, goods or materials furnished by Landlord at Tenant's request which are not required to be furnished by Landlord under this Lease without separate charge or reimbursement.

         4.3 Any rent for any fractional month shall be prorated based on a thirty (30) day month, and for any fractional year shall be prorated based on a three hundred sixty-five (365) day year. All rent payable by Tenant to Landlord under this Lease shall be paid to Landlord in lawful money of the United States of America at Landlord's office located in the Building, or to such other person or at such other place as Landlord may from time to time designate in writing. All rent shall be paid without prior demand, deduction, setoff or counterclaim.

         4.4 A late payment penalty shall be added to any rent not received by Landlord within ten (10) days of the due date. Such penalty shall be equal to the interest that accrues on said amount from the date the payment was due until the date on which Landlord receives said payment, computed at the rate of eighteen percent (18%) per annum.

         4.5 Tenant shall pay to Landlord concurrently with the payment of the Monthly Rent and other sums all Florida State Sales Tax and any other tax that is applicable to such payment.

5.       TENANT'S SHARE OF OPERATING COSTS

         5.1 In addition to Base Rent, Tenant shall pay Tenant's percentage share as specified in paragraph 5.2 (f) of the "Building Operating Costs" (as hereinafter defined), paid or incurred by Landlord in each year during the term in excess of the Building Operating Cost for the Base Year ("Operating Expenses Rent") which shall be the calendar year ending December 31, 2001, and which is projected to be $4.50 per square foot of Net Rentable Area.

                  (a)      The term "Building Operating Costs" include:

                           (i) All taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Building, the Land, and the roads walks, plazas, landscaped areas, garages and parking areas, common areas, improvements, and facilities thereon (collectively, the "Property"), or its operation, including, but not limited to, general and special real property taxes and assessments levied or assessed against the Property, personal property taxes or assessments levied or assessed against the Property, and any tax measured by gross rentals received from the Property, together with any costs incurred by Landlord (including attorney's fees) in contesting any such taxes, assessments or charges; but excluding any net income, capital stock, estate or inheritance taxes imposed by the State or Federal Government or by any agency, branch or department thereof; provided that if at any time during the Term there shall be levied, assessed or imposed on Landlord or the Property by any governmental entity, any general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the rent received under this Lease (except as separately paid to Landlord in accordance with Paragraph 4.6, above) or other leases affecting the Property and/or any license fee, excise or sales tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents, and/or transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or other leases affecting the Property, and/or occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or the Property, then all such taxes, assessments, levies and charges shall be deemed to be included in the term "Building Operating Costs"; plus

                           (ii) Operating costs of the Property consisting of any and all costs incurred by Landlord in repairing, maintaining, insuring, and operating the Property and all personal property of Landlord used on connection therewith, including (without limiting the generality of the foregoing) the following: all costs of repairs; all costs of utilities and public services (including but not limited to electricity, gas, light and light bulbs, heating and air conditioning, water, fuel, refuse, sewer, and telephone); all costs of supplies, materials; all insurance costs (including but not limited to public liability, extended coverage property damage and casualty, business interruption, loss of rents, flood, earthquake, workman's compensation, with companies and in amounts as determined by Landlord); licenses, permits, inspection fees; costs of striping and paving parking areas and driveways; painting; repair, maintenance and replacement of plumbing, roofing, elevator, HVAC, electrical and other systems; repair, maintenance and replacement (including reasonable reserves for depreciation and replacements) of all improvements, both structural and non-structural; any costs of services of independent contractors, security personnel, trash removal exterminator, landscaping, parking operations, and maintenance personnel and costs of compensation (including employment taxes and fringe benefits) of all persons who perform management, operation, maintenance, repair and overhaul of the Property and equipment thereon used in connection therewith, including, without limitation, full or part time building staff, janitors, foremen, window washers, security personnel and gardeners; any costs for contract maintenance of any or all of the above; and all legal, accounting and other professional expenses in connection with the operation of the Property.

                  (b) In the event any utilities or costs are separately metered with respect to the Premises, Tenant shall pay monthly to Landlord the amount of such separately metered utilities as reimbursement of these costs, and no amounts representing the cost of separately metered utilities furnished to Tenant shall be included in Building Operating Costs; provided, however, that Tenant shall nevertheless pay its Proportionate Share of all other utilities included under (a) hereinabove. If any other lessee of the Building so pays any such separately metered utility or other costs or pays separately stated personal property taxes, the amount so paid to Landlord shall be excluded from Building Operating Costs.

         5.2 The Rent Adjustment shall be payable by Tenant to Landlord in accordance with the following:

                  (a) From time to time during the Term, Landlord shall notify Tenant of Landlord's estimate of the Rent Adjustment for the twelve (12) succeeding calendar months. Upon receipt of such notice, Tenant shall pay to Landlord, during each of the succeeding twelve calendar months, one-twelfth (1/12) of the estimated Rent Adjustment. If at any time during a year Landlord determines that its estimate is incorrect by no less than 15%, Landlord may notify Tenant of the revision of such estimate and thereafter for the remainder of such twelve (12) months Tenant shall pay estimated Rent Adjustment based upon such revision. On or before March 15th of each calendar year, Landlord shall deliver to Tenant the actual statement of the amount of Building Operating Costs for the preceding calendar year as well as Tenant's actual Rent Adjustment based thereon. Any adjustments payable by Tenant, as shown on such final statement, or any reduction in amount previously paid by Tenant, shall be paid by, or reimbursed to Tenant, within fifteen (15) days from receipt of such statement.

                  (b) Tenant shall have the right, at Tenant's expense, to perform by May 15 of any year an audit of the Building Operating Costs of the preceding calendar year as well as the calculations of Tenant's Proportionate Share thereof. Alternatively, Landlord may at its sole discretion provide Tenant with an audited statement of such expenses prepared by an independent Certified Public Accountant.

                  (c) In the event that Tenant shall fail to object prior to May 15 to any amounts set forth in the Statement of Rent Adjustment delivered by Landlord, said statement shall be deemed binding, conclusive and final on Tenant and Landlord.

                  (d) Notwithstanding anything to the contrary hereinabove, Landlord's failure to timely deliver said notice and statements to Tenant shall not constitute a waiver by Landlord nor a defense by Tenant toward payment of amounts required to be paid to Landlord after receipt of written notice of said amounts by Tenant. In the event Landlord delivers said statements after March 15, the May 15 objection date shall be extended by a like amount of time.

                  (e) If this Lease shall commence on any day other than the first day of a month or terminate on a day other than the last day of a month, the amount of any Rent Adjustment payable by Tenant for the month in which this Lease commences or terminates shall be equitably prorated and shall be due and payable within thirty (30) days of such commencement or termination.

                  (f) Tenant's Percentage Share of the Operating Expenses is the proportion that the rentable square footage occupied by Tenant bears to the total rentable square footage of the Building as determined by the Landlord. Notwithstanding any provision of this paragraph to the contrary, if the Building is less than ninety-five percent (95%) leased and/or occupied during any calendar year, including the Base Year for the purposes of determining Base Year Operating Expenses, appropriate adjustments shall be made so that Operating Expense Rent shall be computed for such year as though 95% of the Building had been leased and occupied during such year.

6.       SECURITY DEPOSIT

         Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the Security Deposit, which shall be held by Landlord, without obligation for interest, as security for the full, faithful, and timely performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that the Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any "Event of Default" (as herein defined) by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use the Security Deposit to the extent necessary to make good any arrears of sums payable by Tenant under this Lease, and to pay for any other damage, injury, expense or liability caused by such default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled. Landlord shall not be required to hold the Security Deposit in trust or to maintain the Security Deposit in any separate account.

7.       ADDITIONS AND ALTERATIONS

         No changes, alterations, improvements, or additions to the Premises shall be made to or upon said Premises or any part thereof without the written consent of the Landlord being first had and obtained. All changes, alterations, additions and improvements made or placed in or upon the Premises by the Landlord or the Tenant, and which by operation of law would become a part of the real estate, shall immediately upon being made or placed thereon become the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof, at the termination, by lapse of time or otherwise, of the Term herein granted. Any such changes, alterations, improvements, or additions shall be done in conformity with the "Building Standards Manual" furnished herewith as Exhibit "B", as well as with such other reasonable requirements as Landlord may impose upon the granting of its written consent. If Landlord requests Tenant to remove any additions or alterations in writing at the time Tenant requests Landlord's consent to such additions and alterations, then Tenant shall remove all or any part of any improvements made to the Premises upon expiration.

8.       PERMITTED USE

         8.1 The Premises shall be used only for the Permitted Use and for no other purpose. The Tenant, shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use. The Tenant shall comply with all governmental laws, ordinances and regulations applicable from time to time to its use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Premises, all at the Tenant's sole expense.

         8.2 The Tenant shall not do, suffer or permit anything to be done in, on or about the Premises or the Property, nor bring, nor keep anything therein which will in any way affect fire or other insurance upon the Building or any of its contents or which will in any way conflict with any law, ordinance, rule or regulation now or hereafter in force or effect relating to the occupancy and use of the Premises and said Property, or in any way obstruct or interfere with the rights of other lessees or users of the Property, or injure or annoy them, nor use, nor allow the Premises or the Building to be used for any improper, immoral, unlawful or objectionable purpose, cooking therein, and nothing shall be prepared, manufactured, or used in the Premises which might emit an odor into the corridors of the building.

         8.3 The Tenant will not, without the written consent of the Landlord, use any apparatus, machinery, or equipment or device in, on or about the Premises which may cause any excessive noise or may set up any excessive vibration or excessive floor loads or which in any way would increase the normal amount of electricity agreed to be furnished or supplied under this Lease, or as specified in the Building Standards Manual, and further, the Tenant shall not connect with water any apparatus, machinery, equipment or devise without the prior written consent of the Landlord. The Tenant shall, at the Tenant's sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now or hereafter in force, pertaining to said Premises, and shall faithfully observe in the use of said Premises and Property all municipal ordinances and regulations and state and federal statutes and regulations now or hereafter in force and effect.

         8.4 Any change in law or otherwise which may make Tenant's use of the Premises impracticable or impossible shall not affect Tenant's obligations under this Lease.

9.       UTILITIES; JANITORIAL SERVICES

         Subject to Tenant's obligation to pay rent under this Lease and perform Tenant's other obligations, the Landlord agrees to furnish in connection with the Premises, the following: electricity (commensurate with the Landlord's electrical system and wiring in the building of which the Premises are a part, supplying approximately 110 volts) for lights and other usual and ordinary office purposes; replacement of ceiling light bulbs and tubes in the fixtures provided by the Landlord; heat and air conditioning, subject to government authority regulations from time to time in effect, during normal business hours (8 a.m. to 6 p.m., Monday through Friday, except holidays and from 8 a.m. to 1 p.m. on Saturdays); janitorial services as specified in the Building Standards Manual; and provide for use in common of the elevators, restrooms, and other like facilities of the Building. After hours HVAC shall be available at a cost of $25.00 per hour, per suite, subject to increases with changes in energy ratios. Tenant shall be required to provide 24 hour notice of its desire for after hours HVAC (two hour minimum); however, in the event Tenant is not able to provide such notice, Lessor will use its reasonable efforts to accommodate Tenant. All said costs shall be included in Building Operating Costs. Landlord reserves the right to establish special charges to be paid by Tenant for additional non-standard services provided. The Landlord shall not be liable for the failure to furnish any of the items or services herein mentioned when such failure is caused by or results from accidents or conditions or matters beyond the reasonable ability of the Landlord to control, or caused by or resulting from lack of utility services, breakdown of mechanical equipment, repairs, labor disturbances, or labor disputes of any character, whether resulting from or caused by acts of the Landlord or otherwise; nor shall the Landlord be liable under any circumstances for loss of or injury to property or persons, however occurring, through or in connection with or incidental to the furnishing of any of such items or services, nor shall any such failure relieve the Tenant from the duty to pay the full amount of rent and other sums of money herein provided to be paid by the Tenant, or constitute or be construed as a constructive or other eviction of the Tenant.

10.      INDEMNIFICATION; INSURANCE

         10.1 INDEMNITY. Tenant agrees to indemnify, defend and save harmless Landlord, Bankers Insurance Company any property manager(s) engaged by Landlord or Bankers Insurance Company and each of their affiliated companies, partners, shareholders, agents, directors, officers, and employees (collectively, "Indemnitees") from and against any and all liabilities, damages, claims, suits, injuries, costs (including court costs, attorneys' fees and costs of investigation, and actions of any kind arising or alleged to arise by reason of injury to or death of any person or damage to or loss of property occurring on, in, or about the Leased Premises or by reason of any other claim whatsoever of any person or party occasioned or alleged to be occasioned in whole or in part by any act or omission on the part of Tenant or any invitee, licensee, agent, employee, director, officer, contractor, subcontractor, or tenant of Tenant, or by any breach, violation, or nonperformance of any covenant of Tenant under this Lease (collectively "Liabilities") even if such Liabilities arise from or are attributed to the concurrent negligence of any Indemnitee. The only Liabilities with respect to which Tenant's obligation to indemnify the Indemnitees does not apply is with respect to Liabilities resulting from the sole gross negligence or willful misconduct of an Indemnitee. If any action or proceeding is brought by or against any Indemnitee in connection with any such Liabilities, Tenant shall defend such action or proceeding, at Tenant's expense, by or through attorneys reasonable satisfactory to Landlord. The provisions of this paragraph apply to all activities of Tenant with respect to the Leased Premises or Building, whether occurring before or after the Commencement Date of the Term and before or after the expiration or termination of this Lease. Tenant's obligations under this paragraph are not limited to the limits or coverage of insurance maintained or required to be maintained by Tenant under this Lease.

         10.2 TENANT'S INSURANCE. Tenant shall, at its sole expense, maintain in effect at all times during the Term, insurance coverage with limits not less than those set forth below with insurers reasonably acceptable to Landlord and which are licensed to do business in the State of Florida, to wit:

                           Insurance                                       Minimum Limits
                           ---------                                       --------------

                  A.       Workers' Compensation

                           Workers' Compensation                           Statutory
                           Employer's Liability                            $500,000

                           This policy shall include a Waiver of Subrogation in favor of the Indemnitees.

                  B.       Commercial General Liability

                           Bodily Injury/Property Damage                   1,000,000 each occurrence, or equivalent,
                           (Occurrence Basis)                              subject to a $1,000,000 aggregate

                         This policy shall be on a form acceptable to Landlord, endorsed to include the Indemnitees as additional insured, contain cross-liability and severability of interest endorsements, state that this insurance is primary insurance as regards any other insurance carried by any Indemnitee, and shall include the following coverages:

                                 (1)      Premises/Operations;

                                 (2)      Independent Contractors;

                                    (3)      Broad Form Contractual Liability
                                             specifically in support of, but
                                             not limited to, the Indemnity
                                             sections of this Lease; and

                                    (4)      Personal Injury Liability with
                                             employee and contractual
                                             exclusions removed.

                  C.       Comprehensive Automobile Liability
                           Combined single limit for $500,000 of equivalent bodily injuries/property damage

                           This policy shall be on a standard form written to cover all owned, hired and non-owned automobiles. This policy shall be endorsed to include the Indemnitees as additional insured, contain cross-liability and severability of interest endorsements, and state that this insurance is primary insurance as regards any other insurance carried by any Indemnitee.

                           Evidence of these coverages represented by original Certificates of Insurance issued by the insurance carrier must be furnished to the Landlord prior to Tenant's occupation of the Premises as well as each year during the Term on the annual anniversary date of the Commencement Date. Certificates of Insurance shall specify the Landlord as an additional insured as provided for above, as well as the Waivers of Subrogation. Such Certificate of Insurance shall state that Landlord will be notified in writing thirty (30) days prior to cancellation, material change, or non-renewal of insurance. If Tenant does not procure insurance as required hereunder or if Tenant fails to provide original Certificates of Insurance as hereinabove provided, then Landlord may, upon advance written notice to Tenant, cause such insurance to be issued, and Tenant shall pay to Landlord the premium of such insurance within ten
                           (10) days of Landlord's demand, plus interest at the highest lawful rate for a loan of like amount from the date of payment by Landlord until repaid by Tenant. For purposes of the foregoing, Tenant appoints Landlord as its attorney-in-fact with all necessary powers of attorney to effectuate such insurance on behalf of and in the name of Tenant. Upon the request of Landlord, Tenant shall provide Landlord with certified copies of any and all applicable insurance policies.

         10.3 WAIVER OF LIABILITY. No Indemnitee will be liable in any manner to Tenant or any other party claiming by through or under Tenant for any injury to or death of persons unless caused by the sole negligence or willful misconduct of an Indemnitee. In no event will any Indemnitee be liable in any manner to Tenant or any other party as the result of the acts or omissions of Tenant, its invitees, licensees, agents, employees, directors, officers, contractors, subcontractors, or tenants of Tenant, or any other tenant of the Building. All personal property upon the Leased Premises is at the risk of Tenant only and no Indemnitees will be liable for any damage thereto or theft thereof, regardless of whether such property is entrusted to employees of the Building, or such loss or damage is occasioned by casualty, theft, or any other cause of whatsoever nature, even if due in whole or in part to the negligence of any Indemnitee.

         10.4 WAIVER OF SUBROGATION. Notwithstanding anything herein to the contrary, no party will have any right or claim against any Indemnitee for any property damage (whether caused, in whole or in part, by negligence or the condition of the Leased Premises or the Building or any part thereof) by way of subrogation or assignment, Tenant hereby waiving and relinquishing any such right. To the extent Tenant chooses to insure its property, Tenant shall request its insurance carrier to endorse all applicable policies waiving the carrier's right of recovery under subrogation or otherwise in favor of any Indemnitee and provide Landlord with a certificate of insurance verifying this waiver.

                  Landlord hereby waives and relinquishes any right or claim against Tenant for damage to the Leased Premises or the Building by way of subrogation or assignment, to the extent covered by insurance proceeds. Landlord shall request its insurance carrier to endorse all applicable policies waiving the carrier's right of recovery under subrogation or otherwise in favor of Tenant and a certificate of insurance will be made available at the request of the Tenant.

11.      ASSIGNMENT OR SUBLETTING

         11.1 The Tenant shall not sell, assign, transfer, mortgage, hypothecate or otherwise encumber this Lease or the leasehold interest granted hereby, or any interest therein, or permit the use of the Premises or any part thereof by any person or persons other than the Tenant and Tenant's employees and business invitees, or sublet the Premises, or any part thereof, without the written consent of the Landlord in Landlord's sole discretion in each such case being first had and obtained; and notwithstanding any such assignment, mortgage, hypothecation, encumbrance or subletting, the Tenant shall at all times remain fully responsible and liable for the payment of the rent and other sums of money herein specified and for compliance with all of the obligations of the Tenant under the terms, provisions and covenants of the Lease. If Tenant is a corporation, unincorporated association, trust or general or limited partnership or limited liability company or partnership, the sale, assignment, transfer or hypothecation of any stock or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) of such interest shall be deemed an assignment subject to the provisions of this Paragraph 11.1.

         11.2 If Tenant subleases or assigns any portion of the Premises and whether or not such sublease or assignment was consented to, and the rental exceeds the amount of rent due hereunder, Tenant shall pay to Landlord one-half (1/2) of all such excess rent as additional rent. In no event shall Tenant be permitted to sublease or assign any portion of the Premises at a rental amount less than the amount due under the terms of this Lease.

         11.3 Any act described in Section 11.1 that is done without the consent of the Landlord shall be null and void and shall be an Event of Default.

         11.4 Landlord shall have the right to sell, transfer or assign any of its rights and obligations under this Lease.

12.      SIGNS; ADVERTISING

         The Tenant shall not place or maintain or permit to be placed or maintained any signs or advertising of any kind whatsoever on the exterior of the Building, or on any exterior windows in said Building, or elsewhere within the Premises so as to be visible from the exterior of said Building, or on the interior walls or partitions, including doorways, of the Premises, visible from the public hallways or other public areas of the Building except such numerals and lettering on doorways as may be approved and permitted by the Landlord (and the Landlord shall have the right to specify the size, design, content, materials to be used and locations upon the door of any such materials and letter); and the Tenant shall not place or maintain, nor permit the placing or maintaining, and shall promptly remove any that may be placed by Tenant, of any awnings or other structure or material or machinery or equipment of any kind whatsoever on the exterior or extending to the exterior of the Building, or on the outside (that is to say, the side not facing inward toward the interior of the Premises) of any interior wall or partition separating the Premises from other portions or areas of said Building.

13.      MAINTENANCE OF INTERIOR OF PREMISES

         The Tenant shall take good care of the Premises and shall, at the Tenant's own cost and expenses, keep in good sanitary condition and repair and shall promptly make all repairs to the same to the satisfaction of the Landlord, except for usual and ordinary wear and tear by reasonable use and occupancy or fire or other casualty; and at the end or other expiration of the Term, shall deliver up the Premises in the same condition as received, ordinary wear and tear by ordinary use thereof, fire and other casualty only excepted. Landlord may, but shall not be obligated to, make any repairs that are not promptly made by Tenant and charge Tenant for the cost thereof as rent. Tenant waives all rights (whether statutory or otherwise) to make repairs at the expense of Landlord, to cure any alleged defaults by Landlord at the expense of Landlord, or to deduct the cost thereof from rent or other sums due Landlord hereunder.

14.      DAMAGE OR DESTRUCTION

         If the Building is, without fault of the Tenant, damaged by fire or other peril to the extent that the entire Demised Premises are rendered untenantable and cannot be reasonably rendered in as good a condition as existed prior to the damage within one hundred eighty
         (180) days from the date of such damage, the Term of this lease may be terminated by the Landlord or the Tenant by giving written notice to the other party; but if such damage is not such as to permit a termination of the Term of this Lease as above provided, then if such damage is not caused by Tenant or Tenant's agents, employees, guests or invitees, a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portions of the Premises of which the Tenant shall hereby be deprived of possession. The Tenant agrees that Landlord shall not be responsible or liable for any loss due to business interruption occasioned by such fire, casualty or other cause which renders the Premises untenantable nor shall Landlord be liable for any damage to Tenant's property or persons. Tenant may not terminate this Lease on account of any damage caused by Tenant or Tenant's agents, employees, guests or invitees.

15.      DEFAULTS

         15.1 Each and any of the following shall be deemed an "Event of Default" by Tenant and a material breach of the Lease:

                  (a) Tenant's failure to pay the Monthly Rent or any other sum payable by Tenant hereunder as and when such payment is due and such failure shall continue for ten (10) days after written notice by Landlord to Tenant of such failure;

                  (b) Tenant's failure to observe, keep or perform any of the other terms, covenants, agreements or conditions under this Lease, including, without limitation, the Building Standards Manual, that Tenant is obligated to observe or perform and said failure continues for a period of ten (10) days after written notice by Landlord; provided that if the nature of Tenant's default is such that it cannot be cured solely by the payment of money and that more than ten (10) days are reasonably required for its cure, then Tenant shall not be in default hereunder if it shall commence the correction of such default within said ten (10) day period and shall diligently prosecute the same to completion;

                  (c)      Tenant's vacation or abandonment of the Premises;

                  (d)      (i)      Tenant's (or general partner of Tenant, if
                                    Tenant is a partnership) making an
                                    assignment for the benefit of creditors; or

                           (ii) A custodian, trustee, receiver or agent being appointed or taking possession of all or substantially all of property of Tenant (or a general partner of Tenant); or

                           (iii) Tenant's failure to pay Tenant's debts as such debts become due; or

                           (iv) Tenant's (or a general partner of Tenant) becoming "insolvent" as that term is defined in Section 101(26) of the "Revised Bankruptcy Act" (Title II of the United States Code; II U.S.C. &101 et seq.); or

                           (v)      Tenant's (or a general partner of Tenant
                                    (a) filing of a petition with the
                                    bankruptcy court under the Revised
                                    Bankruptcy Act, or (b) otherwise filing any petition or applying to any tribunal for appointment of a custodian, trustee or receiver of Tenant (or of a general partner of Tenant) or commencing any proceeding relating to Tenant (or a general partner of Tenant) under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

                           (vi) Any petition being filed against Tenant (or a general partner of Tenant) under the Revised Bankruptcy Act and either (A) the bankruptcy court orders relief against Tenant (or a general partner of Tenant) under the chapter of the Revised Bankruptcy Act under which the petition was filed, or
                                    (B) such petition is not dismissed by the bankruptcy court within sixty (60) days of the date of filing; or

                           (vii) Any petition or application of the type described in subparagraph (v)(b), above, filed against Tenant (or a general partner of Tenant), or any proceeding of the type described in subparagraph (v)(b), above, is commenced, and either (a) Tenant (or a general partner of Tenant) by any act indicates its approval thereof, consent thereto, or acquiescence therein, or (b) an order is entered appointing any such custodian, trustee, receiver or agent, adjudicating Tenant (or a general partner of Tenant) bankrupt or insolvent, or approving such petition or application in any such proceeding, and any such order remains in effect for more than sixty (60) days; or

                  (e) Any guarantor of this Lease defaulting under any guaranty of this Lease, or attempting to repudiate or revoke any such guaranty or any obligation under such guaranty; or the occurrence of any event described in Paragraph 15(d), above, with respect to any guarantor of this Lease (as if Paragraph 15(d) referred to such guarantor in place of "Tenant"); or

                  (f) The liquidation, dissolution, failure to exist or disqualification of Tenant.

         15.2 Landlord shall have the right, but not the obligation, to cure any of Tenant's defaults under this Lease, in which event Tenant shall forthwith reimburse Landlord all costs thereof, including any attorneys' fees, together with interest from the date expended until the date repaid at the rate of eighteen percent (18%) per annum. No exercise of this right shall be deemed to be an acceptance of such default or a waiver thereof.

16.      REMEDIES

         16.1 Upon the occurrence of an Event of Default hereunder, Landlord may at any time thereafter, without notice or demand except as stated hereafter and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such default or breach:

                  (a) Enter upon and take possession of the Premises. In such event, Landlord shall have the right to remove all persons and property from the Premises and store such property in a public warehouse or elsewhere at the cost and risk of and for the account of Tenant, and all such persons shall quit and surrender possession of the Premises to Landlord. Tenant hereby waives all claims for damages which may be caused by the entry of Landlord and taking possession of the Premises or removing and storing the furniture and property and hereby agrees to indemnify and save Landlord harmless from any loss, costs, damages or liability occasioned thereby, and no such entry shall be considered or construed to be forcible entry or construed to be a termination of the Lease unless Landlord expressly elects to terminate this Lease. Should Landlord elect to enter, as hereby provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may then or at any time thereafter terminate this Lease pursuant to Paragraph 16.1(c), below:

                  (b) Tenant and each and every subtenant and assignee of Tenant shall remain and continue liable for the equivalent of the rent and other charges herein reserved and required by the Tenant to be paid and met until the expiration of this Lease and for any and all loss or damage, including all fees and expenses and attorneys' fees which the Landlord may sustain or incur by reason of any such event, and the Landlord may relet all or any part of the Premises at such price and upon such terms and for such duration of time as the Landlord may determine in the name of the Landlord or as agent of the Tenant, or otherwise, and receive the rent therefor and apply the same first to the payment of such expenses and fees as the Landlord may have incurred in entering, dispossessing and in letting, including among others all expenses of the Landlord reasonably incurred in putting the Premises in proper condition (including tenant improvements) and then to the payment of the rent and other charges reserved hereunder and the fulfillment of the Tenant's covenants hereunder, the Tenant and any subtenant of the Tenant and assignee of the Tenant shall remain liable for any deficiency. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of this Lease, unless and until Landlord expressly elects in writing to terminate this Lease;

                  (c) Terminate this Lease and all rights of Tenant therein and recover from Tenant in an action of all of the damages suffered or to be suffered by Landlord, including the damages and costs described in subparagraph (b) above; and

                  (d) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of Florida. The parties acknowledge that Pinellas County, Florida shall be the appropriate jurisdiction and venue for any legal proceedings.

         16.2 Acceptance by the Landlord of any rent after the same has become due an payable shall not constitute a waiver by the Landlord of any rights which the Landlord may have under the terms of this Lease in the event of a default with respect to any other payment of rent.

         16.3 The Landlord's rights and remedies under this Lease shall be cumulative, and shall not be exhausted by one exercise thereof, and shall not exclude any other rights and remedies authorized, provided or permitted by law. No failure or omission on the part of the Landlord promptly to exercise or insist upon any of its rights hereunder shall operate as a waiver of any such rights; and no waiver on the part of the Landlord of any breach or default or lack of prompt or full and complete performance or compliance by the Tenant hereunder shall operate as a waiver of any subsequent breach or default or lack of prompt and full performance or compliance.

17.      LANDLORD'S RIGHT OF ENTRY

         The Tenant agrees that the Landlord, or its officers, agents, servants, and employees, may enter said Premises at any hour to protect the same against the elements, or accidents, or to effect repairs or replacements, and at any reasonable hour for the purpose of examining the same, showing the same to prospective purchasers or tenants, or for any other reasonable purpose.

18.      NOTICES

         Any bill, statement, notice or communication which the Landlord may desire or be required to give to the Tenant shall be deemed sufficiently given and rendered if, in writing, delivered to the Tenant personally, or sent by registered or certified mail addressed to the Tenant at the Building or left at the Premises addressed to the Tenant, and the time of the rendition of such bill, statement, or notice shall be deemed to be the time when the same is mailed to the Tenant, or delivered, or left at the Premises as herein provided. Any notice to Landlord shall be in writing, addressed to Landlord at Landlord's Address(or such different address as Landlord may notify Tenant) and shall be sent first class U.S. mail, postage prepaid, certified return receipt requested.

19.      TAXES ON TENANT'S PERSONAL PROPERTY AND TAXES ASSESSED ON RENTALS

         19.1 The Tenant shall pay promptly when due any and all taxes and assessments that may be levied or assessed against Tenant's personal property located in, on or about the Premises and will cause such personal property to be assessed directly to the Tenant. If for any reason said personal property cannot, or is not assessed separately and is included with the Landlord's real or personal property tax assessments, the Tenant will upon demand pay to the Landlord the amount of taxes levied or assessed against the personal property, using for such purpose the valuation and rate of tax placed thereon by the taxing authority, if the same can be determined and if not, using a reasonable valuation.

         19.2 In addition to the rent hereinabove provided for, the Tenant shall pay to the Landlord, promptly as and when due, all sales, use or excise taxes, levied, assessed or payable on or on account of the Leasing or renting provided for hereunder, or on account for the rent payable hereunder.

20.      COSTS OF COLLECTION

         The Tenant shall promptly pay to the Landlord all costs and expenses of enforcement of this Lease and of collection, including a reasonable attorney's fee, including on appeal, with respect to any part of said rent and other charges and sums of money herein reserved or required by the Tenant to be paid and met, which may be sustained or incurred by the Landlord after the date the same, or any thereof, becomes due; and the Tenant further agrees to pay all reasonable costs and expenses, including a reasonable attorney's fee including on appeal, which may be sustained or incurred by the Landlord in or about the enforcement or declaration of any of the rights or remedies of the Landlord or obligations of the Tenant, whether arising under this Lease or granted, permitted or imposed by law or otherwise.

21.      PRIOR AGREEMENTS

         This agreement supersedes and revokes any and all prior written agreements between the parties relating to the Premises, and all oral agreements between the parties relating to the Premises are hereby merged into this Lease; and no amendment, modification or variation of the Lease or any terms or provisions of the Lease, shall be effectual, binding or valid unless and until the same is reduced to writing and signed by the party to be charged thereby. No notice, request or demand in this Lease provided for may be waived except by written waiver thereof signed by the party waiving the same. Submission of the Lease to or by Tenant shall not create any rights in favor of Tenant until this Lease has been executed by both Landlord and Tenant.

22.      FLOOR PLANS

         Any floor plan or other plan, drawing or sketch which is attached to or made part of this Lease, such as Exhibit "A", is used solely for the purpose of a reasonable approximate identification and location of the demised Premises, and any markings, measurements, dimensions or notes of any kind contained therein shall be subordinate to any specific terms contained in this Lease. Attached to the construction plans for the tenant improvements shall be a specification sheet stating in detail the finishes to be used in the demised premises. Both Landlord and Tenant shall initial the construction plans and specifications indicating this approval of the terms contained therein. Construction of the tenant improvements by contract shall be the responsibility of the Landlord and any cost in excess of the Tenant Improvement Allowance shall be the Tenant's responsibility. If Tenant requests any Change Orders that create cost over and above the original scope of work then Tenant shall be responsible for that additional cost. Tenant has inspected the Premises and the Building and has verified the dimensions thereof to the satisfaction of the Tenant; and the Tenant has inspected and is familiar with the condition of the elevators, stairways, halls, air conditioning system and facilities; and sanitary facilities of the Building and the Tenant agrees to accept the Premises.

23.      NO AUTOMATIC RENEWAL

         There shall be no extension or automatic renewal of the terms of this Lease unless otherwise agreed in writing by the parties hereto. Tenant shall have no right to hold over and, if Tenant does so with Landlord's consent, same shall be a tenancy from month-to-month terminable at will by either Landlord or Tenant upon ten (10) days' written notice.

24.      BUILDING STANDARDS MANUAL

         By the execution of this Lease, the Tenant accepts and agrees to abide by, and to instruct the Tenant's employees to abide by all provisions of the "Building Standards Manual" and any modifications or additions made thereto from time to time during the term of this Lease. The initial set of these regulations is attached as the "Building Standards Manual" (Exhibit "B").

25.      TERMS AND HEADING

         As used herein the singular shall include the plural, the plural shall include the singular, and each gender shall include the other where the context shall so require. The headings in this Lease are not a part of this Lease and shall nave no effect upon the construction of interpretation of any part hereof. This Lease shall be governed by the laws of the State of Florida.

26.      CONDEMNATION

         In the event the whole or any part of the Building of which the Premises are a part, other than a part not interfering with the maintenance or operation thereof shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may, at its option, terminate this Lease from the time title to or right to possession shall vest in or be taken for such public or quasi-public use or purpose and the Landlord shall be entitled to any and all income, rent, awards or any interest therein whatsoever which may be paid or made in connection therewith.

27.      SUBORDINATION TO MORTGAGES

         This Lease is hereby made expressly subject and subordinate at all times to any and all mortgages, deeds of trust, ground or underlying leases affecting the Premises which have been executed and delivered or which will hereafter be executed and delivered and any and all extensions and renewals thereof and substitutions therefore and to any and all advances made or to be made under or upon said mortgages, deeds of trust, ground or underlying leases. Tenant agrees to execute any instrument or instruments without modification or change, which the Landlord may deem necessary or desirable to effect the subordination of this Lease to any or such mortgages, deeds of trust, ground or underlying leases and in the event that the Tenant shall refuse, after reasonable notice, to execute such instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of the Lease to any or all such mortgages, deeds of trust, ground or underlying leases and in the event that the Tenant shall refuse, after reasonable notice, to execute such instrument or instruments, the Landlord may, in addition to any right or remedy accruing hereunder, terminate this Lease without incurring any liability whatsoever and the estate hereby granted is expressly limited accordingly. The Tenant hereby agrees to attorn to any future owner of the Lessor's interest in the Premises under this Lease, whether such occurs by reason of the dispossession of the Landlord or otherwise, and such shall not constitute a default by Tenant hereunder.

28.      ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

         28.1 Within fifteen (15) days after request of Landlord, Tenant shall deliver to Landlord a duly executed certificate stating the Termination Date, the Monthly Rent, the amount of any prepaid rent and security deposits, the fact that this Lease is in full force and effect, the fact that this Lease is unmodified (or if modified, the date of the modification), and the fact that Landlord is not in default (or if a default exists, the nature thereof). Failure to timely deliver same shall be conclusive evidence that the Termination Date and Monthly Rent are as set forth herein, no rent has been paid in advance, there is no security deposit, and that there are no modifications or Landlord's defaults. Such certificate will be relied on by Landlord, prospective lenders or prospective purchasers.

         28.2 During the term of Lease and any extensions thereto, Tenant (and Tenant's Guarantor) shall produce current financial statements as requested by Landlord, any prospective purchaser or lender or any lender of record within thirty
                  (30) days of written notification from Landlord. If Tenant (or Tenant's Guarantor) is a company which is required to make periodic reports to the Securities and Exchange Commission, a copy of Tenant's (or Tenant's Guarantor) most recent publicly disclosed financial statements shall be sufficient for purposes of this Lease.

29.      QUIET ENJOYMENT

         Landlord agrees that Tenant, upon paying the Monthly Rent, all additional rent and all other sums and charges then due and upon performing the covenants and conditions of this Lease to be performed by the Tenant, may enjoy peaceful and quiet possession of the Premises during the Term of this Lease.

30.      PARKING SPACES

         Tenant hereby agrees to lease from Landlord the number of parking spaces indicated in Paragraph 1 hereinabove in the attached parking garage for the Term of the Lease and any renewals thereof. The monthly rental shall commence at the per space rate therefore indicated in Paragraph 1 hereinabove and shall thereafter be adjusted to the rate generally charged by Landlord.

31.      SUBSTITUTION OF PREMISES

         At any time hereafter, Landlord may substitute for the Premises other premises (herein referred to as the "New Premises") provided:

         (a) The New Premises shall be substantially similar to the Premises in area and use for Tenant's purposes and shall be located in the Building;

         (b) The rental for the New Premises shall be adjusted in accordance with Landlord's scheduled lease rates but shall not exceed the rental paid for the Premises;

         (c) If Tenant is already in occupancy of the Premises, then in addition:

                  (i) Landlord shall pay the expense of Tenant for moving from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises; and

                  (ii)     Landlord shall first give Tenant at least thirty
                           (30) days notice before making such change. If Landlord shall exercise its right hereunder, the New Premises shall thereafter be deemed for the purposes of this Lease as the Premises.

32.      LANDLORD'S RIGHT TO ALTER COMMON AREAS

         Without abatement or diminution in rent, Landlord reserves and shall have the right to change the street address and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other common areas of the Building or the complex without liability to Tenant.

33.      EXCULPATION

         Notwithstanding anything to the contrary set forth in this Lease, it is specifically understood and agreed by Tenant that there shall be absolutely no personal liability on the part of Landlord or on the part of the partners of Landlord with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of Landlord in the Property for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord. This exculpation of personal liability is absolute and without any exception whatsoever, and is an inducement by Tenant for Landlord to enter into this Lease.

34.      SUCCESSORS AND ASSIGNS

         Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

35.      SECURITY AGREEMENT

         Tenant hereby grants to the Landlord a security interest under the uniform commercial code as adopted by the State of Florida in all the furniture and fixtures, goods and chattels of the Tenant now owned or hereafter acquired, which may be brought or put on The Premises, as security for the payment of any rent herein reserved, and agrees that such security interest as well as the Florida Statutory Landlord's lien for the payment of any rent may be enforced by distress, foreclosure or otherwise, at the option of the Landlord, and Tenant agrees that such lien is granted to the Landlord and vested in Landlord.

36.      ATTORNEY'S FEES

         Tenant further agrees that in case of the failure of said Tenant to pay the rent herein reserved when the same shall become due, and it becomes necessary for the Landlord to collect said rent by suit or through an attorney, or should Landlord employ an attorney because of the breach of any of the terms, covenants or agreements contained in this lease, the Tenant will pay the Landlord a reasonable attorney's fee together with all costs and charges incurred by, through or in connection with such collection or in any other suit or action or appeal which may be brought in any Court because of a breach of any terms, covenants or agreements contained in this Lease.

37.      MECHANICS LIEN

         The Tenant shall have no authority to incur, create or permit, and shall not incur, create, allow, permit or suffer, any lien for labor or materials or services to attach to the interest or estate of either the Landlord or the Tenant in the Demised Premises or in the building or other real estate of which the Demised Premises form a part; and neither the Tenant nor anyone claiming by, through or under the Tenant, shall have any right to file or place any labor or material lien of any kind or character whatsoever or any mechanics lien or other lien of any kind, upon the Demised Premises or the building or other real estate of which the Demised Premises form a part, so as to encumber or affect the title of the Landlord, and all persons contracting with the Tenant directly or indirectly, or with any person who in turn is contracting with the Tenant, for the erection, construction, installation, alteration or repair of the demised premises or any improvements therein or thereon, including fixtures and equipment, and all material-men, contractors, mechanics, laborers, architects, from the date of this instrument, they and each of them must look to the Tenant only to secure the payment of any bills or charges or claims for work done, or materials furnished, or services rendered or performed during the term hereby demised.

38.      RECORDATION

         This Lease shall not be recorded.

39.      RADON GAS:

         Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risk to persons who are exposed to it over time. Levels or radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information may be obtained from your county public health unit.

40.      REAL ESTATE BROKER:        N/A


         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the day and year first above written.


WITNESS:                            LANDLORD:

s/s Steven Kurcan                      BANKERS LIFE INSURANCE COMPANY
-----------------------------

-----------------------------       By: s/s Douglas B. Pierce
                                       ----------------------------------------
                                       Signature

                                       Douglas B. Pierce
                                       ----------------------------------------
                                       Printed Name

                                    Title: President & CEO
                                          -------------------------------------

                                    Date: 10/10/01
                                         --------------------------------------


WITNESS:                            TENANT:
                                       INSURANCE MANAGEMENT SOLUTIONS
s/s Steven Kurcan                      GROUP, INC.
-----------------------------

                                    By:  s/s Robert G. Gantley
                                       ----------------------------------------
                                       Signature

                                       Robert G. Gantley
                                       ----------------------------------------
                                       Printed Name

                                    Title: Chief Operating Officer
                                          -------------------------------------

                                    Date: 10/12/01
                                         --------------------------------------

                                  EXHIBIT "A"

       BANKERS BUILDING - 10051 5TH STREET NORTH, ST. PETERSBURG, FLORIDA

                             FLOOR PLAN OF PREMISES




                             Insert floor plan here

                                  EXHIBIT "B"

                    BUILDING STANDARD RULES AND REGULATIONS


OPERATING HOURS

Standard operating hours will be from 8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturday. Closed Sunday and all legal holidays.

For off-hour entry, security measures will be established. This may mean individual keying, card entry or watchman sign-in station.

We realize that there is a trend toward two and three shift office operation. Should this occur, security will be established and the additional cost will be borne by the Tenant or Tenants involved.

Appropriate identification will be required for any persons wishing to enter the building after normal operating hours.

BUILDING DIRECTORIES

Directories will be supplied by the Landlord to show the name and location of the Tenants only. One name will be displayed. Additional names must be approved the Landlord and paid for by the Tenant.

FREIGHT AND LARGE ITEMS

The freight elevator must be used to move items in or out of the building. This requires the Tenant to schedule or notify the building personnel of the need for the elevator so as to eliminate confusion. Every effort will be made to comply, but priorities and unforeseen conditions often make compliance difficult.

Any damage done to the premises by the moving of the Tenant's items shall be repaired at the Tenant's expense.

Removal from the Tenant's space of a large amount of cartons or debris requiring time of building personnel beyond standard cleaning time will be billed to Tenant.

At times, items leaving the building will be checked by building personnel to ascertain ownership.

TENANT IMPROVEMENTS

All plans and specifications for Tenant fit-up, improvements and any future alterations shall be approved by Landlord.

SIGNS AND DISPLAYS

Each Tenant shall have a sign to identify the business.

For offices, the sign must conform to a size and location established for the building.

The design and color must be approved by the Landlord.

Signs cannot be affixed to office entrance doors except in unusual conditions.

For retail stores, signs must be compatible with the design of the storefront and the surrounding areas. Special attention must be given to color and lighting so as to maintain the design integrity of the building both inside and out.

Signs used within the store and visible to the public must be of a style, material and character in keeping with the building. No paper signs can be used or fastened to the windows. No easels will be permitted in the lobby area in front of the store.

All sign designs shall be approved by Landlord and the Landlord reserves the right to have any signs or displays removed that do not conform to the high standards of the building.

OBSTRUCTION OF TRAFFIC AISLES AND CORRIDORS

All Tenants, both office and retail, shall not place any item of furniture or equipment or sign or display or any other item in a corridor or aisle or lobby or any other space, that will impede access or clutter the area. We realize that at times it is necessary to place things outside of the demised premises in order to perform certain tasks. However, we expect that every effort will be made to remove these as fast as possible. If the items remain overlong, the Landlord reserves the right to remove them and will charge the Tenant for handling and storage.

ADVERTISING, PROMOTIONS, ETC.

The name of the building nor the picture of the building shall not be used for any type of promotion without consent of the Landlord. Also advertising, brochures, promotions, etc., in which large numbers of people will be arriving or the lobby will be used as a reception or staging area, must be approved by the Landlord. If additional building personnel are needed, a charge will be established for their services.

DAMAGING OR DEFACING PREMISES

The landlord desires to maintain the building in a first-class condition. Any surfaces such as window sills, walls, doors, window coverings, etc. damaged by the Tenant or visitors to the Tenant spaces will be repaired by the building and all costs will be billed to the Tenant.

All damages will be repaired as soon as possible to maintain the building appearance.

Tenant shall not do any painting, floor laying, cutting, drilling or other major work in his premises without the consent of the Landlord.

Tenant shall not install any heavy articles such as a safe without expressed consent of the Landlord. Should it be necessary to reinforce the floor, etc. and it is possible, it will be done at Tenant's expense.

WINDOWS, ETC.

The Tenant shall not attach anything to the windows.

Building standard window coverings will be used in all office windows.

Should the Tenant install drapes, they shall be hung on the office side of the standard window coverings and must not be visible from the street.

No obstruction shall be built or placed at the windows that would impede the work of the window washers.

ELECTRONIC DEVICES

We are in the age of electronics and the use of these devices will increase.

It is imperative that all electronic items be controlled so as not to conflict with the operation of equipment to adjoining offices or throughout the building.

The Landlord does not want to be a watchdog in these matters. However, should conflicts be brought to our attention and in an effort to maintain a happy, productive working climate, we will take the necessary action within our power.

VENDING EQUIPMENT AND FOOD

Vending or food service equipment will not be allowed in the office areas. Coffee makers, hot water makers and water coolers are the exceptions.

NOISE OR ODORS

No equipment or item or product will be allowed in the offices that makes noise or emits odors that are in annoyance to any other areas of the building.

ANIMALS

No animals are allowed in the building except for the guide dog of a blind person.

CANVASSING OR SELLING

No one, Tenant or otherwise, will be allowed to canvass, solicit or sell, going from office to office throughout the building.

COMPLIANCE WITH LAWS

Tenants shall comply with all laws, ordinances and regulations that fit his unique business and as they apply to the occupancy of the premises.

The premises shall be used for the performance and the operation of his business only.

HAZARDOUS MATERIALS

The Tenant shall not use or allow into the building any volatile materials, flammable fluids or oils, explosives or other items such as chemicals that may be dangerous to people or property.

KEYS...LOCKS

The Tenant will be given up to five keys for his entrance door and any other special locked rooms as stated in the Lease. Additional keys will be at his expense. For those requesting entry during off building hours, special arrangements will be made for keys.

All keys will be returned to the Landlord at termination of Lease.

Tenant will not install additional locks on any doors or windows within the building nor change any locks.

HEATING, VENTILATING AND AIR CONDITIONING STANDARDS

1. It is agreed that the following standard design criteria shall be used:

         1.1 For cooling, the system shall be capable of maintaining inside space conditions of 78 degrees F. dry bulb and a 50% relative humidity with outside conditions of 91 degrees F. dry bulb and 77 degrees F. wet bulb. This design condition shall be based on an electrical load of 4 watts per square foot and an average occupancy of one person per 100 square feet of rentable area.

         1.2 For heating, the system shall be capable of maintaining inside space conditions of 70 degrees F. Dry bulb with outside temperature of 49 degrees F.

2. All ductwork shall be thermally and acoustically insulated wherever required by good practice for this type of work, and shall be designed and installed in accordance with good engineering practice and/or American Society of Heating, Refrigeration and Air Conditioning Engineers recommendation.

3. Diffuser type and design, which shall be Anemostat or an approved equal and the manufacturer of same shall be subject to the approval of the Tenant's engineer.

4. Particular attention shall be given to the adequacy of return air methods.

5. Adequate smoke exhausts shall be provided for all conference and meeting rooms. Separate exhausts shall also be provided for all kitchen and toilet areas. All such exhausts shall be expelled to the outer air and shall not be recirculated.

6. Separate thermostatic temperature controls shall be provided for exterior zones, and for the interior zone, as designated on Tenant's final working drawings.

7. Replaceable filters shall be maintained and cleaned by the Landlord as required for satisfactory operation.

8. The Landlord shall provide a preventative maintenance program to insure efficient and continuous satisfactory operation of the air-conditioning system.

9. All zones serving spaces occupied by the Tenant shall have the thermostats that control those zones installed within the Tenant's space.